Exhibit 99.2

INVESTOR PRESENTATION 20 20 | JANUARY ICR CONFERENCE NASDAQ: XSPA a preeminent pure - play health and wellness services company

Safe Harbor Statement This presentation includes forward - looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” ”future,” “continue,” or the negative of such terms, or other comparable terminology . Forward - looking statements relating to expectations about future results or events are based upon information available to XpresSpa Group as of today's date, and are not guarantees of the future performance of the company, and actual results may vary materially from the results and expectations discussed . Additional information concerning these and other risks is contained in XpresSpa Group’s most recently filed Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q, recent Current Reports on Form 8 - K and other SEC filings . All subsequent written and oral forward - looking statements concerning XpresSpa Group, or other matters and attributable to XpresSpa Group or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above . XpresSpa Group does not undertake any obligation to publicly update any of these forward - looking statements to reflect events or circumstances that may arise after the date hereof . Trademark Usage XpresSpa Group, the XpresSpa Group logo, and other XpresSpa Group trademarks, service marks, and designs are registered or unregistered trademarks of XpresSpa Group Inc . and its subsidiaries in the United States and in foreign countries . This presentation contains trade names, trademarks and service marks of other companies . All such trade names, trademarks and service marks of other companies are property of their respective owners . Use of Non - GAAP Financial Measures XpresSpa uses GAAP and non - GAAP measurements to assess the trends in its business . Items XpresSpa reviews on an ongoing basis are revenues, comparable store sales (which it defines assales from stores opened longer than a year compared to the same period sales of those stores a year ago), store contribution margins, and number of transactions (which is a way to measure traffic in spas) . In addition, XpresSpa monitors stores’ performance compared to its model store metrics to ensure that it is consistently opening spas that have the same or similar return dynamics as historical stores . XpresSpa believes the trends exhibited by its business are strong and substantiate its continued investment in additional locations and infrastructure . Disclaimers 2

Logo Alternate Lockups We are the leading airport spa company in the U.S. and world wide The leader in fast - spa services, providing premier wellness solutions in 30 minutes or less Dedicated to keeping people looking and feeling their best on the go Cutting - edge services and products are designed to move with you Nearly 1 million customers serviced annually Cannot be Amazon - ed 50 Company Locations 1 Franchised Location (46 U.S. / 5 International) 3

Las Vegas Salt Lake City 2 3 Phoenix 2 Orange County 1 Los Angeles 2 San Francisco 1 Denver 2 Minneapolis 2 Chicago 1 Pittsbu r gh 2 Amsterdam 3 Dubai 2 Dallas 3 Houston 2 New York 7 Philadelphia Washington, DC 1 1 Raleigh 1 Charlotte 2 Atlanta Orlando 4 4 Miami 1 4 6 domestic stores 5 int’l stores 2 Austin Established Airport Presence 4 25 Airports Globally

Dominant Domestic Market Share Position BE RELAX 1 TERMINAL GETAWAY 1 MASSAGE BAR 1 46 14 10 4 1 Per company websites 5

Strong Unit - Level Economics 84% 16% YTD Q3 2019 Sales Breakdown Service Retail AVERAGE SIZE 800 - 1,000 SQUARE FEET AVERAGE UNIT SALES $850,000 SALES PER SQUARE FOOT $850 AVERAGE INVESTMENT COST $300,000 - $600,000 PAYBACK PERIOD 2.3 years 6

Market Opportunity Over 150 Domestic In - Airport Locations Hundreds of International In - Airport Locations 7

The Experience Economy & Wellness Industry Consumer Spending Patterns Are Shifting 1 Global Wellness Institute , 201 8 2 Market Wired, 2017 3 Forbes, 2017 The global wellness industry is a $ 4 . 2 trillion market 1 Millennials spend nearly 25% of disposable income on health and wellness 2 72% of millennials would rather spend on experiences than on material goods 3 8

A ir travel is estimated to have grown 6% in 2019 1 Average wait time at hub airports of approximately 137 minutes 2 after security ¹ Statistica 2 Aviation Pros, 2017 9

Xp r esSpa is the answer to growing traveler demands Up to $1.5 trillion in global airport infrastructure spending by 2030 1 Increased travelers, security and wait times have driven innovation and growth in airport retail Nearly 20% of flights were delayed in 201 8 2 10 1 New Market Research & Micro Market Monitor 2 TRANSTATS, 2018

Frequent fliers ( 23 % of travelers) have a household income of $100,000 + 1 70% of purchases occur on impulse because these affluent customers are bored, rushed, and stressed 2 1 Arbitron 2 Airport Revenue News 11 Xp r esSpa is suited for the typical traveler demographic

We offer busy people a n opportunity to relax and renew on the go Brand Guidelines 12

Massage / Nail Care 13

Facial / Hair Care 14

Waxing 15

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Testimonials

"XpresSpa, my tired convention feet appreciate you!"
- Jessica L.

"What to do during a 3-hour layover...Manicure? I think yes! Thanks @XpresSpa!!"
- Allison G. (Twitter)

"Great service and massage at XpresSpa DFW. I look forward to checking out other locations."
- Laressa W.

"I left my eye-glasses there (maybe because I was too relaxed) and XpresSpa sent them all the way back to Italy! What great customer service!"
- Manny C.

"@XpresSpa is my new way to crush a 2-hour delay!"
- Erin S. (Twitter)

"Airport spas are the greatest idea ever. Makes me want to be early for my flights. #XpresSpa"
- Katie Z.

Atlanta Terminal D 18

Raleigh - Durham 19

20 Amsterdam, Netherlands 20

Dubai, UAE 21

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Experienced Senior Management

	**Doug Satzman** *Chief Executive Officer*	• Former CEO, Joe Coffee Company • Former CEO, Le Pain Quotidien - US • Former SVP, Starbucks Coffee - EMEA • Former VP, Starbucks Coffee - US License Stores (Airports, Lodging, Universities, Healthcare, Offices)
	**Scott Milford** *Chief People Officer*	• Former VP- People Ops, SoulCycle • Former SVP - HR, Le Pain Quotidien - Global • Former Chief HR Officer, Town Sports - International • Former VP- Partner Resources, Starbucks Coffee
	**Richard Bachmann** *Senior Director of Operations*	• Former Director - Retail Ops, Tumi • Former Director - Retail & Seasonal Ops, Brookstone • Former Store Manager, Benetton • Former Store Manager, Urban Outfitters • Former Store Manager, Banana Republic
	**Angelia Yaun** *Senior Director of Spas, North America*	• Former Senior Director of Stores, Luxottica Luxury • Former Regional Director, Godiva • Former Regional Manager Safilo/Solstice

Strategic Priorities STREAMLINE processes and reduce costs at the field and corporate level Manage G&A Expenditures Expand Existing and Activate New Partnerships IDENTIFY brands with similar passion for health and wellness MONETIZE existing real estate and affluent customer base 23

Strategic Priorities TEST new scheduling tool to optimize expenditure ROLL OUT in - store App to manage scheduling, collect data, & reduce walkaways ATTRACT top talent, develop employees, foster people - first culture LAUNCH customer App to schedule ahead, enhance experience, expand loyalty, increase frequency of highest - spend users Staff Up Through Recruiting, Training, and Retention, While Managing Labor Costs UTILIZE online training tool with “gaming methodology” Build Transactions Through Improved Scheduling, Increased Loyalty, and App 24

Strategic Priorities ADD Persona™ nutrition packs designed especially for travelers to support relaxation, immunity or jet lag PROVIDE full assortment of products, styles, and colors Increase Product Sales by Enhancing Product Assortment EXPAND Cal m.com offerings (weighted sleep mask / weighted travel blanket) TEST Nira CBD products including hemp oil lotion, full spectrum soft gel capsules, and full spectrum tincture oil 25

Strategic Priorities REFRESH spas to improve guest experience DEVELOP high - performing new company spas PRUNE underperforming spas from portfolio during this transitional period Take Disciplined Approach to Development FRANCHISE spas with like - minded health & wellness partners Elevate Brand Perceptions through Renovation Close Spas with Negative Contribution 26

2019 Accomplishments • 4.2% in 2019 • 7.7% in Q4 2019 • 10.2 % in Dec. 2019 – best month since Jan. 2017 U.S. Comparable Store Sales* • Lower G&A expenditures • Nominal Adjusted EBITDA loss • Halved net loss from continuing ops On a Path to Spa Operations Profitability • Completed series of debt refinancings and issuances and equity transactions • Conversion of Preferred to Common equity • Aligned lender and shareholders’ interests Strengthened Capital Structure and Liquidity New Leadership spearheaded improvement during a transitional year 27 * Preliminary numbers

2019 Accomplishments • Opened 5 company - operated spas • Opened 1 franchise - operated spa • Closed spas with negative contribution Development & Optimization • Improved in - store technology to harness process efficiencies Technology • Expanded and extended Calm • Activated Persona ™ • Testing Nira Strategic Partnerships New Leadership spearheaded improvement during a transitional year 28

Continue working capital and capital expenditure financings Implement Business Process Improvements to Yield Further Cost Savings Pursue Disciplined Growth Continue Store Rationalization Bring Health and Wellness Innovation to our Spas Secure New Strategic Partnerships 2020 Agenda Build a sustainable and enduring brand while achieving positive EBITDA profitability by year - end 29

Investor Considerations 30 We dominate the domestic market while having vast expansion potential Our new leadership is driving meaningful improvements in the business We are an attractive partner for health and wellness companies due to our highly desirable real estate and affluent customer base We have improved our capital structure and have financial flexibility We expect to achieve profitability by year - end 2020

INVESTOR PRESENTATION 20 20 | JANUARY ICR CONFERENCE NASDAQ: XSPA a preeminent pure - play health and wellness services company